EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Guggenheim Russell Top 50® Mega Cap ETF (formerly, the Guggenheim Russell Top 50® ETF), a separate series of Rydex ETF Trust, in interactive data format.